Exhibit 99.2

Press Release
Albemarle Announces Sale of a Controlling Stake in Ketjen to KPS Capital Partners

Albemarle Separately Signs Agreement to Sell its 50% Stake in Eurecat Joint Venture to Axens SA

•Combined transactions strengthen Albemarle’s financial flexibility and drive greater portfolio focus
•Albemarle expects to receive total pre-tax cash proceeds of approximately $660 million for the sale of a 51% stake in Ketjen Corporation’s refining catalyst solutions business and the sale of its 50% stake in the Eurecat JV upon close
•Both transactions are expected to close in the first half of 2026 pending regulatory approvals

Charlotte, N.C.– October 27, 2025 – Albemarle Corporation (NYSE: ALB), a global leader in providing essential elements for mobility, energy, connectivity and health today announced it has entered into a definitive agreement to sell a controlling stake in Ketjen Corporation’s refining catalyst solutions business (collectively, “Ketjen” or the “Company”) to KPS Capital Partners, LP (“KPS”).
Albemarle and KPS, through affiliates, will own approximately 49% and 51% of Ketjen at close, respectively, with KPS having a majority of the Board of Directors and operational control of Ketjen. Albemarle will retain 100% of Ketjen Corporation’s Performance Catalyst Solutions (“PCS”) business, including the PCS plant in Pasadena, Texas. Separately, Albemarle will sell the entirety of its 50% interest in the Eurecat joint venture to Axens SA. Completion of both transactions is expected in the first half of 2026, with both subject to customary closing conditions and regulatory approvals. Across the two transactions, Albemarle expects to receive total pre-tax proceeds of approximately $660 million, while also retaining an approximately 49% stake in Ketjen. Albemarle expects to use these proceeds for debt reduction and other general corporate purposes.
Kent Masters, Chairman and CEO of Albemarle, said, “We have been impressed with KPS and their proven expertise in managing large, global manufacturing and industrial businesses. Albemarle’s retained stake in Ketjen highlights our belief in the business’ earnings growth and value creation potential under KPS’ direction, and we look forward to partnering with them in driving Ketjen’s next phase of growth. These transactions align with Albemarle’s strategic priorities to focus on our core businesses and competencies, improve financial flexibility, and streamline operations.”

Press Release

Raquel Vargas Palmer, Managing Partner of KPS, said, “We are thrilled to make a controlling investment in Ketjen and partner with Albemarle in this next phase of growth for Ketjen. We will leverage KPS’ decades of global manufacturing experience to create an entrepreneurial culture centered on innovation and continuous improvement, while providing strategic support and capital to accelerate the Company’s growth opportunities. We look forward to partnering with Ketjen’s talented employees, senior management team and Albemarle to drive the Company’s growth and profitability.”
Goldman Sachs & Co. LLC. is acting as exclusive financial advisor and K&L Gates LLP is acting as legal advisor in connection with these transactions for Albemarle.

About Albemarle
Albemarle Corporation (NYSE: ALB) leads the world in transforming essential resources into critical ingredients for mobility, energy, connectivity and health. We partner to pioneer new ways to move, power, connect and protect with people and planet in mind. A reliable and high-quality global supply of lithium and bromine allows us to deliver advanced solutions for our customers. Learn more about how the people of Albemarle are enabling a more resilient world at Albemarle.com, LinkedIn and X.
Albemarle regularly posts information to Albemarle.com, including notification of events, news, financial performance, investor presentations and webcasts, non-GAAP reconciliations, U.S. Securities and Exchange Commission filings and other information regarding the company, its businesses and the markets it serves.

About Ketjen
Ketjen’s refining catalyst solutions business provides advanced catalyst solutions to leading producers in the petrochemical and refining industries. From fluidized catalytic cracking to clean fuels solutions and hydro-processing. Ketjen delivers safe and reliable solutions that maximize production performance and business value. Ketjen is headquartered in Houston, Texas, and serves global customers in 25 markets. For more information, visit www.ketjen.com.

About KPS Capital Partners
KPS, through its affiliated management entities, is the manager of the KPS Special Situations Funds, a family of investment funds with approximately $19.4 billion of assets under management (as of June 30, 2025). For over three decades, the Partners of KPS have worked exclusively to realize significant capital appreciation by making controlling equity investments in manufacturing and industrial companies across a diverse array of industries, including basic materials, branded consumer, healthcare and luxury products, automotive parts, capital

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equipment and general manufacturing. KPS creates value for its investors by working constructively with talented management teams to make businesses better, and generates investment returns by structurally improving the strategic position, competitiveness and profitability of its portfolio companies, rather than primarily relying on financial leverage. The KPS Funds’ portfolio companies currently generate aggregate annual revenues of approximately $21.6 billion, operate 211 manufacturing facilities in 21 countries, and have approximately 55,000 employees, directly and through joint ventures worldwide (as of June 30, 2025). The KPS investment strategy and portfolio companies are described in detail at www.kpsfund.com.

Forward-Looking Statements
Certain information contained herein that are not statements of historical fact or current fact constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on assumptions that we have made as of the date hereof and are subject to known and unknown risks and uncertainties, often contain words such as “anticipate,” “believe,” “estimate,” “expect,” “guidance,” “intend,” “may,” “should,” “would,” “will,” “outlook,” and “scenario.” The forward-looking statements contained herein include, without limitation, statements related to the planned sale of Ketjen and the purchase price amount and the deemed value of Albemarle’s continuing interest in Ketjen; the timing for completion of the transactions disclosed; the ability of the parties to close the transactions, including obtaining regulatory approvals and meeting other closing conditions; and Albemarle’s expected accounting classification of the Ketjen business following entering into the these agreements and the related accounting treatment, including the amount and timing of any impairment charge that it will be required to record and its effect on Albemarle’s results of operations. These and other forward-looking statements are based on management’s current estimates, assumptions and expectations and involve risks and uncertainties that could significantly affect expected results. Actual results could differ materially from those expressed or implied in the forward-looking statements if one or more of the underlying estimates, assumptions or expectations prove to be inaccurate or are unrealized. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of Ketjen sale agreements; the ability of KPS to obtain the proceeds of the debt and equity financings necessary to pay the purchase price; the risk that the necessary regulatory approvals may not be obtained or may be delayed or obtained subject to conditions that are not anticipated; the risk that the transactions will not be consummated in a timely manner; the risk that Albemarle will experience unanticipated delays or difficulties and transaction costs in consummating the transactions; the risk that any of the closing conditions to the transactions may not be satisfied in a timely manner

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or at all; the risk that the actual impairment charges to be recorded by Albemarle could be significantly greater than the amounts currently anticipated; the risk related to disruption from the transactions and the related diverting of management’s attention making it more difficult to maintain business and operational relationships; the failure to realize the benefits expected from the transactions or other related strategic initiatives; the impact of the Ketjen transaction or the announcement and completion of related transactions on Albemarle’s share price and market volatility; the effect of the announcement of the transactions on the ability of Albemarle to retain customers and suppliers, retain or hire key personnel, and maintain relationships with customers, suppliers and lenders; the effect of the transactions on Albemarle’s operating results and businesses generally; and the possibility of more attractive strategic options arising in the future. Additional information concerning these and other factors that could cause actual results to differ materially from those projected is contained in the reports Albemarle files with the SEC, including those described under “Risk Factors” in Albemarle’s most recent Annual Report on Form 10-K and any subsequently filed Quarterly Reports on Form 10-Q, which are filed with the SEC and available on the investor section of Albemarle’s website (investors.albemarle.com) and on the SEC’s website at www.sec.gov. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. Albemarle assumes no obligation to provide any revisions to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

Investor Relations Contact: +1 (980) 308-6194, invest@albemarle.com
Media Contact: Ryan Dean, +1 (980) 308-6310, media@albemarle.com

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